SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 13, 2003

LABARGE, INC

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-05761	73-0574586

(Commission File Number)	(IRS Employer Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124

(Address of Principal Executive Offices)	(Zip Code)

(314) 997-0800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Certifications Under Section 906

LABARGE, INC.

FORM 8-K

Item 9. Regulation FD Disclosure.

     LaBarge, Inc. is furnishing under Item 9 of this Current Report on Form 8-K:

(i)	the information included as Exhibit 99.1 to this report consist of copies of the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied the Quarterly Report on Form 10-Q filed by the registrant on May 13, 2003.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2003

LABARGE, INC.

	By:	/s/Donald H. Nonnenkamp

Donald H. Nonnenkamp Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Certifications under Section 906 of the Sarbanes-Oxley Act of 2002

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